Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Gentiva Health Services, Inc. (the "Company") on Form 10-Q for the period ended April 3, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Potapchuk, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Date:  May 12, 2005                      /s/ John R. Potapchuk
                                            ---------------------
                                            John R. Potapchuk
                                            Senior Vice President and
                                            Chief Financial Officer